UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                    ---------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 11, 2005

                                IPIX CORPORATION
                                ----------------
             (Exact name of registrant as specified in its charter)


            DELAWARE                000-26363                52-2213841
            --------                ---------                ----------
        (State or other            (Commission             (IRS Employer
  jurisdiction of incorporation)   File Number)         Identification Number)


      3160 CROW CANYON ROAD, SAN RAMON, CALIFORNIA               94583
      ------------------------------------------------------------------
        (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (925) 277-9499
                                                           --------------

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [  ]  Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

  [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.


     On February 11, 2005, IPIX Corporation and AdMission Corporation, a privately held Delaware corporation ("AdMission") closed the transactions under the asset purchase agreement dated January 11, 2005 between the parties (the "Asset Purchase Agreement"). Pursuant to the terms of the previously announced Asset Purchase Agreement, IPIX sold to AdMission certain of its assets (including certain patent rights and other intellectual property) and contracts relating to its IPIX AdMission business unit (the "AdMission Business"). In consideration for the sale, IPIX received 1,035,000 shares of the Series A Convertible Preferred Stock of AdMission and a warrant to purchase 200,000 shares of the Common Stock of AdMission. Additionally, AdMission assumed certain liabilities associated with the AdMission business unit. The Asset Purchase Agreement was previously filed as Exhibit 10.1 to IPIX's Current Report on Form 8-K on January 18, 2005 and is incorporated herein by reference.

     Sarah Pate, IPIX's former Executive Vice President and General Manager of IPIX AdMission, is the President and Chief Executive Officer of AdMission and an investor in AdMission.

     In connection with the Asset Purchase Agreement, IPIX and AdMission entered into the Patent Purchase, License and Repurchase Agreement attached hereto as
Exhibit 10.2 which provides for the transfer to AdMission of certain patents relating to the AdMission Business, the license of those patents back to IPIX for use by IPIX in the conduct of its security sector business and certain other limited uses, and a repurchase right by IPIX in the event of certain triggering events by AdMission, all as set forth in the Patent Purchase, License and Repurchase Agreement.

     IPIX and AdMission also entered into the IPIX Trademark/Service Mark License Agreement attached hereto as Exhibit 10.3 which provides AdMission with an eighteen (18) month royalty-free, nonexclusive license to use the IPIX mark and certain other trademarks and business brands in connection with the conduct of the AdMission Business.

     On February 17, 2005, IPIX issued a press release announcing the closing of the sale of the AdMission Business to AdMission Corporation, which press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.


(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro Forma Financial Information.

Not applicable.

(c) Exhibits.

   10.1 Asset Purchase Agreement by and between IPIX Corporation and AdMission Corporation, dated January 11, 2005 (incorporated by reference to
          Exhibit 10.1 to IPIX's Current Report on Form 8-K filed on January 18,
          2005)

   10.2 Patent Purchase, License and Repurchase Agreement by and between IPIX Corporation and AdMission Corporation, dated February 11, 2005

   10.3 IPIX Trademark/Service Mark License Agreement by and between IPIX Corporation and AdMission Corporation, dated February 11, 2005

   99.1 Press Release dated February 17, 2005 announcing the closing of the sale of the Company's AdMission Business

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           IPIX CORPORATION



Dated:  February 17, 2005                   /s/ CLARA M. CONTI
                                           ---------------------------
                                           Clara M. Conti
                                           President and Chief Executive Officer